This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investments Inc., or IXIS Securities North
America Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, any securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES
ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN
ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD
TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MLMT 2005-C4 COLLATERAL TERM SHEET 10/07/05
PRELIMINARY - SUBJECT TO CHANGE

                                                                                                         ALL LOANS
                                                                                                         ---------

Initial mortgage pool balance                                                                          $ 3,748,292,362
Number of pooled mortgage loans                                                                                    201
Number of mortgaged properties                                                                                     350
Percentage of Invest grade Loans                                                                                 12.9%
Average cut-off date principal balance                                                                 $    18,648,221
Largest cut-off date principal balance                                                                 $   319,242,552
Smallest cut-off date principal balance                                                                $       299,240
Weighted average mortgage interest rate                                                                        5.2643%
Highest mortgage interest rate                                                                                 6.5770%
Lowest mortgage interest rate                                                                                  4.6250%
Number of Cross Collateralized Mortgage Loans                                                                       15
Cross Collateralized Mortgage Loans as a % of IBP                                                                12.5%
Number of Multi Property Mortgage Loans                                                                             21
Multi property Mortgage Loans as a % of IPB                                                                      30.1%
Weighted average underwritten debt service coverage ratio                                                        1.61x
Maximum underwritten debt service coverage ratio                                                                 6.16x
Minimum underwritten debt service coverage ratio                                                                 1.08x
Weighted average cut-off date loan-to-value ratio                                                                68.1%
Maximum cut-off date loan-to-value ratio                                                                         82.6%
Minimum cut-off date loan-to-value ratio                                                                         19.3%
Weighted average original term to maturity or anticipated repayment date (months)                             111 mos.
Maximum original term to maturity or anticipated repayment date (months)                                      360 mos.
Minimum original term to maturity or anticipated repayment date (months)                                        52mos.

MLMT 2005-C4 COLLATERAL TERM SHEET 10/07/05
PRELIMINARY - SUBJECT TO CHANGE

-------------------------------------------------------------------
                                                       % OF INITIAL
                          NUMBER OF  AGGREGATE CUT-OFF   MORTGAGE
RANGE OF CUT-OFF DATE     MORTGAGE    DATE PRINCIPAL       POOL
BALANCES($)                LOANS          BALANCE         BALANCE
-------------------------------------------------------------------
    299,240 -   2,999,999      22        47,883,341         1.3
  3,000,000 -   3,999,999      12        41,148,014         1.1
  4,000,000 -   4,999,999      22        99,961,111         2.7
  5,000,000 -   5,999,999      13        70,573,989         1.9
  6,000,000 -   6,999,999      16        103,150,678        2.8
  7,000,000 -   7,999,999      8         58,603,470         1.6
  8,000,000 -   9,999,999      14        124,082,429        3.3
 10,000,000 -  12,999,999      20        227,727,026        6.1
 13,000,000 -  19,999,999      24        376,992,869       10.1
 20,000,000 -  49,999,999      34        927,911,705       24.8
 50,000,000 -  99,999,999      11        754,525,177       20.1
100,000,000 - 199,999,999      3         388,490,000       10.4
200,000,000 - 319,242,552      2         527,242,552       14.1
-------------------------------------------------------------------
Total/Weighted Average:       201      $3,748,292,362     100.0%
-------------------------------------------------------------------

Minimum: $299,240
Maximum: $319,242,552
Average: $18,648,221

--------------------------------------------------------------------
                                                        % OF INITIAL
                          NUMBER OF   AGGREGATE CUT-OFF   MORTGAGE
                           MORTGAGE    DATE PRINCIPAL       POOL
RANGE OF DSCRS (X)          LOANS          BALANCE         BALANCE
--------------------------------------------------------------------
1.08 - 1.14                    2         31,700,000          0.8
1.20 - 1.24                    34        444,347,565        11.9
1.25 - 1.29                    37        649,244,576        17.3
1.30 - 1.34                    28        305,296,066         8.1
1.35 - 1.39                    13        134,288,728         3.6
1.40 - 1.44                    20        226,622,549         6.0
1.45 - 1.49                    21        462,985,954        12.4
1.50 - 1.59                    18        365,957,037         9.8
1.60 - 1.99                    20        922,263,260        24.6
2.00 - 3.49                    6         85,586,627          2.3
3.50 - 6.16                    2         120,000,000         3.2
--------------------------------------------------------------------
Total/Weighted Average:       201      $3,748,292,362      100.0%
--------------------------------------------------------------------

Minimum: 1.08x
Maximum: 6.16x
Weighted Average: 1.61x

------------------------------------------------------------------
                                                       % OF INITIAL
                          NUMBER OF  AGGREGATE CUT-OFF   MORTGAGE
RANGE OF MORTGAGE RATES   MORTGAGE    DATE PRINCIPAL       POOL
(%)                        LOANS          BALANCE         BALANCE
------------------------------------------------------------------
4.6250 - 4.7499              2          40,500,000          1.1
4.7500 - 4.9999             13          632,984,320        16.9
5.0000 - 5.2499             62         1,379,857,576       36.8
5.2500 - 5.4999             71         1,084,332,508       28.9
5.5000 - 5.5999             16          146,133,044         3.9
5.6000 - 5.6999             13          152,646,068         4.1
5.7000 - 5.7499              4          112,203,306         3.0
5.7500 - 5.9999             16          135,855,908         3.6
6.0000 - 6.5770              4          63,779,632          1.7
------------------------------------------------------------------
Total/Weighted Average:     201       $3,748,292,362      100.0%
------------------------------------------------------------------

Minimum: 4.6250%
Maximum: 6.5770%
Weighted Average: 5.2643%

---------------------------------------------------------------------
                                                         % OF INITIAL
                            NUMBER OF  AGGREGATE CUT-OFF   MORTGAGE
RANGE OF CUT-OFF DATE LTV    MORTGAGE    DATE PRINCIPAL       POOL
RATIOS(%)                     LOANS          BALANCE         BALANCE
---------------------------------------------------------------------
19.3 - 24.9                    2           20,299,240          0.5
25.0 - 49.9                    5           117,529,161         3.1
50.0 - 59.9                   19           719,774,461        19.2
60.0 - 64.9                   20           243,850,766         6.5
65.0 - 69.9                   36           506,971,231        13.5
70.0 - 74.9                   49           901,950,176        24.1
75.0 - 79.9                   56           959,132,327        25.6
80.0 - 82.6                   14           278,785,000         7.4
---------------------------------------------------------------------
Total/Weighted Average:       201        $3,748,292,362      100.0%
---------------------------------------------------------------------

Minimum: 19.3%
Maximum: 82.6%
Weighted Average: 68.1%

------------------------------------------------------------------------
                                                            % OF INITIAL
                             NUMBER OF    AGGREGATE CUT-OFF    MORTGAGE
RANGE OF MATURITY DATE OR     MORTGAGE      DATE PRINCIPAL       POOL
ARD LTV RATIOS(%)              LOANS            BALANCE         BALANCE
------------------------------------------------------------------------
 0.4 - 24.9                       3           26,608,983          0.7
25.0 - 49.9                      22          673,486,433         18.0
50.0 - 54.9                      27          398,883,505         10.6
55.0 - 59.9                      35          394,851,583         10.5
60.0 - 62.4                      29          491,464,912         13.1
62.5 - 64.9                      18          205,800,042          5.5
65.0 - 67.4                      27          295,852,169          7.9
67.5 - 69.9                      19          465,739,736         12.4
70.0 - 74.2                      21          795,605,000         21.2
------------------------------------------------------------------------
Total/Weighted Average:          201       $3,748,292,362       100.0%
------------------------------------------------------------------------

Minimum: 0.4%
Maximum: 74.2%
Weighted Average: 60.0%

MLMT 2005-C4 COLLATERAL TERM SHEET 10/07/05
PRELIMINARY - SUBJECT TO CHANGE

------------------------------------------------------------------------
                                                          % OF INITIAL
                             NUMBER OF  AGGREGATE CUT-OFF   MORTGAGE
RANGE OF ORIGINAL TERMS TO   MORTGAGE    DATE PRINCIPAL       POOL
MATURITY (MOS.)               LOANS          BALANCE         BALANCE
------------------------------------------------------------------------
 52 -  60                         7        260,733,164         7.0%
 61 - 84                          9        576,405,664         15.4%
 85 - 120                        182      2,859,434,721        76.3%
 121 - 360                        3        51,718,813          1.4%
------------------------------------------------------------------------
Total/Weighted Average:          201     $3,748,292,362       100.0%
------------------------------------------------------------------------

Minimum: 52 mos.
Maximum: 360 mos.
Weighted Average: 111 mos.

-------------------------------------------------------------------------
                                                             % OF INITIAL
                                NUMBER OF  AGGREGATE CUT-OFF   MORTGAGE
RANGE OF ORIGINAL AMORTIZATION   MORTGAGE    DATE PRINCIPAL       POOL
TERMS (MOS.)                      LOANS          BALANCE         BALANCE
--------------------------------------------------------------------------
Interest Only                      12         635,500,000         17.0
180 - 299                           6         43,247,715           1.2
300 - 329                          30         636,582,901         17.0
330 - 360                          153       2,432,961,746        64.9
--------------------------------------------------------------------------
Total/Weighted Average:            201      $3,748,292,362       100.0%
--------------------------------------------------------------------------

Minimum: 180 mos.
Maximum: 360 mos.
Weighted Average: 346 mos.

---------------------------------------------------------------------
                                                       % OF INITIAL
                          NUMBER OF  AGGREGATE CUT-OFF    MORTGAGE
                           MORTGAGE    DATE PRINCIPAL       POOL
AMORTIZATION TYPES          LOANS          BALANCE         BALANCE
---------------------------------------------------------------------
Balloon                      114        1,595,042,042       42.6
IO-Balloon                   68         1,457,730,000       38.9
Interest Only                10          547,700,000        14.6
ARD                           7          88,710,578          2.4
Interest Only ARD             1          52,800,000          1.4
Fully Amortizing              1           6,309,742          0.2
--------------------------------------------------------------------
Total                        201       $3,748,292,362      100.0%
--------------------------------------------------------------------

------------------------------------------------------------------------
                                                             % OF INITIAL
                                NUMBER OF  AGGREGATE CUT-OFF   MORTGAGE
RANGE OF REMAINING TERMS TO     MORTGAGE    DATE PRINCIPAL       POOL
MATURITY (MOS.)                   LOANS        BALANCE          BALANCE
------------------------------------------------------------------------
 43 -  84                          17        905,138,827          24.1
 85 - 119                          181      2,791,434,721         74.5
120 - 239                           2        38,018,813            1.0
240 - 358                           1        13,700,000            0.4
------------------------------------------------------------------------
Total/Weighted Average:            201     $3,748,292,362        100.0%
------------------------------------------------------------------------

Minimum: 57 mos.
Maximum: 181 mos.
Weighted Average: 100 mos.

---------------------------------------------------------------------
                                                          % OF INITIAL
                             NUMBER OF  AGGREGATE CUT-OFF   MORTGAGE
                              MORTGAGE    DATE PRINCIPAL       POOL
RANGE OF PARTIAL IO TERMS       LOANS          BALANCE        BALANCE
---------------------------------------------------------------------
           0 - 12                 8        142,720,000         3.8
          13 - 24                30        511,170,000        13.6
          25 - 36                15        341,690,000         9.1
          37 - 48                 1        68,000,000          1.8
          49 - 60                14        394,150,000        10.5
---------------------------------------------------------------------
Total/Weighted Average:          68      $1,457,730,000       38.9%
---------------------------------------------------------------------

MLMT 2005-C4 COLLATERAL TERM SHEET 10/07/05
PRELIMINARY - SUBJECT TO CHANGE

TEN LARGEST MORTGAGE LOANS

                                                                                             NUMBER OF
                                                                                             MORTGAGE
                                                      MORTGAGE LOAN        LOAN          LOANS/MORTGAGED             CUT-OFF DATE
           LOAN NAME                                     SELLER            GROUP          REAL PROPERTIES         PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

Glendale Galleria                                         MLML               1                 1/1                  $319,242,551.62
Galileo NXL Retail Portfolio and Westminster              MLML               1                2/19                  $255,000,000.00
Ashford Hotel Portfolio                                   MLML               1                1/10                  $160,490,000.00
Louisiana Boardwalk                                       CRF                1                 1/1                  $128,000,000.00
International Home Furnishings Center                     IXIS               1                 1/1                  $100,000,000.00
Galileo NXL Retail Portfolio 2                            MLML               1                1/13                   $99,000,000.00
Chase Manhattan Centre                                    CRF                1                 1/1                   $97,290,119.45
200 Paul Avenue                                           CRF                1                 1/1                   $81,000,000.00
Younan Portfolio - Dallas                                 CRF                1                 1/3                   $80,000,000.00
U-Haul Self Storage Portfolio V, VI and VII               MLML               1                3/56                   $77,481,551.96

                                                    % OF INITIAL                                   LOAN
                                                      MORTGAGE                                    BALANCE                 CUT-OFF
                                                        POOL         PROPERTY     PROPERTY          PER                   DATE LTV
           LOAN NAME                                  BALANCES         TYPE        SIZE**         SF/UNIT      DSCR(X)    RATIO(%)
-----------------------------------------------------------------------------------------------------------------------------------

Glendale Galleria                                       8.5           Retail        514,591          620        1.60       50.7
Galileo NXL Retail Portfolio and Westminster            6.8           Retail       3,482,988          73        1.76       72.5
Ashford Hotel Portfolio                                 4.3        Hospitality       1,703        94,240        1.49       76.0
Louisiana Boardwalk                                     3.4           Retail        544,175          235        1.26       80.0
International Home Furnishings Center                   2.7           Other        2,706,510          37        6.16       30.8
Galileo NXL Retail Portfolio 2                          2.6           Retail       1,588,089          62        1.81       73.1
Chase Manhattan Centre                                  2.6           Office        441,341          220        1.27       79.8
200 Paul Avenue                                         2.2           Office        527,680          154        1.64       55.9
Younan Portfolio - Dallas                               2.1           Office       1,005,787          80        1.48       63.7
U-Haul Self Storage Portfolio V, VI and VII             2.1        Self Storage    1,149,205          67        1.46       73.9

**Property Size is indicated in rooms (for hospitality properties) and square feet (for office, industrial, retail, and self storage properties).